CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use in this Amendment No. 3 to the Registration Statement on Form SB-2 of our report dated February 13, 1997 relating to the financial statements of Compu-DAWN, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.





                                                 /s/ Lazar, Levine & Company LLP
                                                 LAZAR, LEVINE & COMPANY LLP



New York, New York
May 19, 1997


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